VENERABLE VARIABLE INSURANCE TRUST

Venerable High Yield Fund

Venerable Large Cap Index Fund

Venerable Moderate Allocation Fund

Venerable Strategic Bond Fund

Venerable US Large Cap Strategic Equity Fund

SUPPLEMENT DATED SEPTEMBER 9, 2024, TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 28, 2024

This Supplement updates certain information contained in the Statement of Additional Information (“SAI”) dated June 28, 2024, of each series (each a “Fund”) of the Venerable Variable Insurance Trust (the “Trust”). You should read this Supplement in conjunction with each Fund’s Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380, by calling 1-800-366-0066, or you can view, download, and print the documents at the Trust’s website at https://docs.venerable.com/#/venerable-variable-insurance-trust.

Effective immediately, the section “’Disclosure of Portfolio Holdings” of the SAI is deleted and replaced with the following:

DISCLOSURE OF PORTFOLIO HOLDINGS.

The Trust maintains a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. This portfolio holdings disclosure policy has been approved by the Board. Disclosures of portfolio holdings information may only be made pursuant to this Board-approved policy.

Disclosure of a Fund’s portfolio holdings that is not publicly available may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Funds and the Adviser to shareholders. Disclosure is permissible only when a Fund has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement.

Public Disclosures of Portfolio Holdings Information

Each Fund discloses its complete portfolio holdings information as of the end of the third month of every fiscal quarter on Form N-PORT within 60 days of the end of the fiscal quarter and on Form N-CSR within 60 days after the second and fourth quarter ends of the Fund’s fiscal year. The portfolio holdings information in Form N-PORT is not required to be delivered to shareholders but is made public through the SEC electronic filings at www.sec.gov. Shareholders receive complete portfolio holdings information with their annual and semiannual reports.  Reports on Forms N-CSR are available on the SEC’s website at http://www.sec.gov. The Funds’ annual and semiannual reports are also available without charge on the Funds’ website https://docs.venerable.com/#/venerable-variable-insurance-trust.

The Funds generally make publicly available on their website (https://docs.venerable.com/#/venerable-variable-insurance-trust) portfolio holdings information as follows:

•

All Funds: Each Fund’s complete portfolio holdings (a) as of each calendar quarter-end, subject to a ten-day lag between the date of the portfolio holdings information and the date of website posting and (b) as of each other calendar month-end, subject to a ten-day lag between the date of the portfolio holdings information and the date of website posting. A Fund may also periodically disclose complete or partial portfolio holdings on the Funds’ public website as of a specified date.

•	Fund of Funds: Each Fund of Funds that invests in affiliated funds and exchange traded funds shall disclose its complete portfolio holdings on a daily basis.

•	Money Market Funds: In accordance with Rule 2a-7 under the 1940 Act, for a period of not less than six months, beginning no later than the fifth business day of the month, a money market fund shall disclose its complete Portfolio Holdings as of the last business day or subsequent calendar day of the preceding month.

Non-Public Disclosures of Portfolio Holdings Information

Non-public information about a Fund’s portfolio holdings may be disclosed on a regular basis, as frequently as daily, to the Board and its counsel, and service providers who generally need access to such information in the performance of their contractual duties and responsibilities to the Fund, where each such person is subject to duties of confidentiality, including a duty not to share such information with an unauthorized person or trade on such information, either by explicit agreement or by virtue of their respective duties to each Fund. Service providers include, but are not limited to, the Adviser, Sub-Advisers, money managers, accounting or administrative agents for the Adviser, Fund legal counsel, administrator, portfolio accounting provider, distributor, independent registered public accounting firm, custodian, transfer agent, proxy voting service provider, rating and ranking organizations, financial printers, pricing service vendors, legal service providers and third parties that provide analytical, statistical, or consulting services, including, in each case, affiliates of a service provider providing services for legitimate business purposes to the service provider. Non-public information about a Fund’s portfolio holdings also may be disclosed to a transition management service provider, provided the transition management service provider has entered into a non-disclosure or confidentiality agreement.

Any “ongoing arrangement” to make available such non-public portfolio holdings information not identified above must be for a legitimate business purpose and the recipient of such information will be subject to a written confidentiality agreement. The approval of the CCO must be obtained before entering into any new ongoing arrangement or materially altering any existing arrangement to make available non-public information about a Fund’s portfolio holdings. Before approving a new ongoing arrangement or materially altering any existing arrangement, the CCO shall determine whether there is a legitimate business interest for such arrangement; whether such disclosure is in the best interest of a Fund’s shareholders; and whether such disclosure will create any conflicts between the interests of a Fund’s shareholders, on the one hand, and those of the Adviser, the principal underwriter or any affiliated person of a Fund, the Adviser or the principal underwriter, on the other. As of the date of this SAI, the Funds do not have any such ongoing arrangements to make portfolio holdings information available.

Mutual fund evaluation services (e.g., Standard & Poor’s, Morningstar, Inc. and Lipper Analytical Services) and due diligence departments of financial intermediaries regularly analyze the portfolio holdings of mutual funds to monitor and report on various fund attributes (e.g., style, capitalization, maturity, yield and beta). These services and departments may then distribute the results of their analyses to the public, paid subscribers and in-house brokers. To facilitate the review of the Funds by these services and departments, the Funds may, at the request of such services and departments, provide (or authorize their service providers to provide) portfolio holdings to such services and departments before those holdings are publicly available, provided that (a) the recipient does not distribute some or all of the portfolio holdings information to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling Fund shares before the portfolio holdings information become public information and (b) the recipient signs a written confidentiality agreement.

The CCO may approve other instances where portfolio holdings information can be provided to a third party before its public disclosure where there is a legitimate business purpose and the two conditions noted in the prior paragraph are met. Before approving other instances, the CCO shall determine whether such disclosure is in the best interest of a Fund’s shareholders; and whether such disclosure will create any conflicts between the interests of a Fund’s shareholders, on the one hand, and those of the Adviser, the principal underwriter or any affiliated person of a Fund, the Adviser or the principal underwriter, on the other.

Non-Public Disclosures of Portfolio Characteristics, Information related to Equity Investments in Companies with Sufficiently Large Market Capitalization, and Stale Information

Each Fund may disclose the following to third parties on a regular basis, as frequently as daily.

•	“Portfolio characteristics” – aggregated, statistical-type information of a Fund or sleeve of a Fund that does not identify, directly or indirectly, specific portfolio holdings. Portfolio characteristics include, but are not limited to, (1) descriptions of allocations by market capitalization range, asset class, factor, sector, industry, geography, types of bonds, bond maturities, bond coupons or bond credit quality ratings; (2) performance- and risk-related statistics such as alpha, beta, r-squared, Sharpe ratio, and standard deviation; (3) descriptive portfolio or sleeve-level statistics such as yield, option-adjusted spread, maturity, duration, P/E ratio, equity delta, DV01 and median market capitalization; and (4) non-security specific attribution analyses, such as those based on investment sub-adviser/money manager, asset class, factor, sector, industry, geography or credit quality.

•	“Information related to equity investments in companies with sufficiently large market capitalization” – the number of shares held by the Funds in the aggregate of a security represented in the S&P 100 and the 100 largest market capitalization securities represented in the MSCI EAFE Index (at each reconstitution) and the percentage of the Funds’ aggregate net asset value represented by such security, subject to a three-day lag.

•	“Stale information” – portfolio securities and similar instruments owned by a Fund as of 90 or more calendar days prior to the dissemination of such information.

“Portfolio characteristics,” “information related to equity investments in companies with sufficiently large market capitalization,” and “stale information” may be disclosed at the request of insurance companies that use the Funds as an investment option for its Variable Contracts (the “Insurance Companies”) for use in managing their risk under certain guarantees provided under the variable contracts. This information shall be provided to an Insurance Company solely for the limited purpose of helping the Insurance Company in a hedging program it uses for its own account to help manage its risks under the guarantees on the Variable Contracts, and only if the Insurance Company enters into a written confidentiality agreement.

Administration of the Portfolio Holdings Disclosure Policies

The CCO is responsible for approving the release of non-public information about a Fund’s portfolio holdings and monitoring compliance with the Funds’ portfolio holdings disclosure policies. Every violation of the portfolio holdings disclosure policies must be reported to the CCO. If the CCO deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Funds’ Board, as required by Rule 38a-1. The CCO also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board.